United States
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2004

NEW CINGULAR WIRELESS SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-16567	91-1379052

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5565 Glenridge Connector, Atlanta, Georgia 30342

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (404) 236-4000

AT&T Wireless Services, Inc., 7277-164th Ave. NE, Building 1, Redmond, Washington 98052

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 3.03 Material Modification to the Rights of Security Holders
Item 5.01 Changes in Control of Registrant
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EX-99.01: SECOND SUPPLEMENTAL INDENTURE
EX-99.02: SECOND SUPPLEMENTAL INDENTURE
EX-99.04: FIRST SUPPLEMENTAL INDENTURE
EX-99.06: FIRST SUPPLEMENTAL INDENTURE
EX-99.08: CERTIFICATE OF INCORPORATION
EX-99.09: AMENDMENT TO CERTIFICATE OF INCORPORATION
EX-99.10: BY-LAWS OF AT&T WIRELESS SERVICES INC

Item 1.02 Termination of a Material Definitive Agreement

Termination of the 364-Day Credit Facility Agreement

On October 26, 2004, in connection with the Merger (as defined in Item 5.01), AT&T Wireless Services, Inc. (currently known as New Cingular Wireless Services, Inc., as described in Item 5.03) (“AT&T Wireless”) terminated its existing Amended and Restated $1.25 Billion 364-Day Competitive Advance and Revolving Credit Facility Agreement (the “Revolving Credit Facility”), dated as of March 18, 2003, between AT&T Wireless and certain lender parties thereto, which was filed as Exhibit 10.34 to the Annual Report of AT&T Wireless on Form 10-K for the year ended December 31, 2002.

The Revolving Credit Facility was maintained by a syndicate of lenders with facilities bearing interest at variable rates used for general corporate purposes. AT&T Wireless has no material continuing obligations under the terminated Revolving Credit Facility, and AT&T Wireless did not incur any material early termination fees in connection with the termination.

Termination of the Accounts Receivable Purchase Agreement

On October 26, 2004, in connection with the Merger, AT&T Wireless terminated its existing Amended and Restated Receivables Purchase Agreement (the “Receivables Purchase Agreement”), dated February 27, 2004, between AT&T Wireless and certain lender parties thereto, which was filed as Exhibit 10.39 to the Annual Report of AT&T Wireless on Form 10-K for the year ended December 31, 2003.

The Receivables Purchase Agreement governed the accounts receivable securitization program of AT&T Wireless which allowed it to obtain financing collateralized by subscriber trade accounts receivable. Under the program, AT&T Wireless assigned subscriber trade accounts receivable on a revolving basis to a special-purpose, wholly-owned subsidiary of AT&T Wireless. AT&T Wireless has no material continuing obligations under the terminated Receivables Purchase Agreement, and AT&T Wireless did not incur any material early termination fees in connection with the termination.

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

In connection with the closing of the Merger, AT&T Wireless has notified the New York Stock Exchange that all of the AT&T Wireless common stock, par value $0.01 (the “AWE Common Stock”), has been converted into the right to receive $15, as described in Item 5.01, and has requested that the New York Stock Exchange file with the Securities and Exchange Commission an application on Form 25 to strike the AWE Common Stock from listing and registration thereon. The New York Stock Exchange has confirmed that such filing has been made.

Item 3.03 Material Modification to the Rights of Security Holders

Supplemental Indentures for Co-Obligation of AWE Securities

On October 26, 2004, in connection with contributions of a substantial portion of the assets of AT&T Wireless and Cingular Wireless LLC (“Cingular”) to Cingular Wireless II, LLC, a newly-formed limited liability company that is indirectly wholly owned by Cingular (such limited liability company, “Cingular Wireless II”), both Cingular and Cingular Wireless II executed supplemental indentures pursuant to which they became co-obligors, together with AT&T Wireless, with respect to the AWE Securities (as defined below).

The “2001 AWE Securities”, issued pursuant to an indenture, dated as of March 6, 2001 (as amended, the “2001 AWE Indenture”), under which U.S. Bank N.A. currently serves as trustee, are:

(i)	7.350% Senior Notes due 2006 with an aggregate outstanding principal amount of $1,000,000,000;

(ii)	7.875% Senior Notes due 2011 with an aggregate outstanding principal amount of $3,000,000,000; and

(iii)	8.750% Senior Notes due 2031 with an aggregate outstanding principal amount of $2,500,000,000.

The “2002 AWE Securities” (together with the 2001 AWE Securities, the “AWE Securities”), issued pursuant to an indenture, dated as of April 11, 2002 (as amended, the “2002 AWE Indenture,” and, together with the 2001 AWE Indenture, the “AWE Indentures”), under which U.S. Bank N.A. currently serves as trustee, are:

(i)	6.875% Senior Notes due 2005 with an aggregate outstanding principal amount of $250,000,000;

(ii)	7.500% Senior Notes due 2007 with an aggregate outstanding principal amount of $750,000,000; and

(iii)	8.125% Senior Notes due 2012 with an aggregate outstanding principal amount of $2,000,000,000.

As co-obligors of the AWE Securities, Cingular and Cingular Wireless II have become jointly and severally liable, together with AT&T Wireless, with respect to (i) the due and punctual payment of the principal of and any premium and interest on the AWE Securities and (ii) the performance or observance of every covenant of AT&T Wireless under the AWE Indentures. These co-obligations are a primary obligation of each of Cingular and Cingular Wireless II.

SBC and BellSouth have agreed that the obligations of Cingular under the existing member loans from SBC and BellSouth and a subsidiary of BellSouth to Cingular will be subordinated to the obligations of Cingular with respect to the AWE Securities in accordance with the Capital Markets Debt Subordination Agreement, dated as of November 21, 2000, among SBC, BellSouth, each other subsidiary lender party thereto and Cingular attached as Exhibit 10.13 to Cingular’s Annual Report on Form 10-K for the year ended December 31, 2002 (the “Subordination Agreement”).

This foregoing summary does not purport to be complete and is subject to and qualified in its entirety by reference to (i) the text of the supplemental indentures, included as Exhibits 99.01 and 99.02 hereto, (ii) the text of the AWE 2001 Indenture, included as Exhibit 99.03 hereto, (iii) the text of the first supplemental indenture to the AWE 2001 Indenture, included as Exhibit 99.04 hereto, which amended certain terms of the AWE 2001 Indenture, (iv) the text of the AWE 2002 Indenture, included as Exhibit 99.05 hereto and (v) the text of the first supplemental indenture to the AWE 2002 Indenture, included as Exhibit 99.06 hereto, which amended certain terms of the AWE 2002 Indenture. Each of these Exhibits is incorporated by reference into this Item 3.03.

Item 5.01 Changes in Control of Registrant

On October 26, 2004, pursuant to the terms of the Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless, Cingular Wireless Corporation (“Manager”), Cingular, Links I Corporation (“Merger Sub”) and, solely with respect to certain sections thereof, SBC Communications Inc. (“SBC”) and BellSouth Corporation (“BellSouth”) (the “Merger Agreement”), Manager consummated the acquisition of AT&T Wireless through the merger of Merger Sub with and into AT&T Wireless (the “Merger”). AT&T Wireless was the surviving corporation in the Merger, and as a result of the Merger, Manager became the owner of all of the capital stock of AT&T Wireless. Manager is jointly owned by SBC and BellSouth.

The aggregate purchase price paid to the AT&T Wireless stockholders as consideration for the Merger was $41,264,378,990.00, of which $36,024,378,990.00 was paid by Manager and the remainder of which was paid from AT&T Wireless’ cash on hand. Manager received such funds as equity contributions from SBC and BellSouth.

Pursuant to an investment and reorganization agreement by and among Manager, Cingular, SBC, BellSouth and certain other parties thereto, Manager sold to Cingular all of Manager’s interest in AT&T Wireless. Accordingly, AT&T Wireless is now a direct wholly owned subsidiary of Cingular. The amount of the consideration paid by Cingular to Manager for Manager’s interest in AT&T Wireless was based on the amount paid by Manager to stockholders of AT&T Wireless pursuant to the Merger Agreement. AT&T Wireless does not know of any arrangement, including any pledge by any person of securities of AT&T Wireless, the operation of which may at a subsequent date result in a change in control of AT&T Wireless.

This description of the Merger does not purport to be complete and is subject to and qualified in its entirety by reference to the text of the Merger Agreement, by and among AT&T Wireless, Manager, Cingular, Merger Sub, and solely with respect to certain sections thereof, SBC and BellSouth, a copy of which is included as Exhibit 99.07 herein and is incorporated by reference into this Item 5.01.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Merger, effective as of October 26, 2004, the Restated Certificate of Incorporation of AT&T Wireless was amended by the Certificate of Merger filed by AT&T Wireless with the Secretary of State of the State of Delaware on October 26, 2004. The Certificate of Incorporation of AT&T Wireless, which is attached as Exhibit 99.08 hereto and is incorporated by reference into this Item 5.03, amends the Restated Certificate of Incorporation by, among other things, reducing the authorized capital shares of AT&T Wireless from 10,000,000,000 shares, par value $0.01 per share, of common stock to 1000 shares of common stock, par value $0.01 per share. Pursuant to an amendment to the Certificate of Incorporation filed on October 26, 2004, AT&T Wireless changed its name to New Cingular Wireless Services, Inc. The Amendment to the Certificate of Incorporation of AT&T Wireless attached as Exhibit 99.09 hereto and is incorporated by reference into this Item 5.03.

Also in connection with the Merger, the Restated Bylaws of AT&T Wireless were amended, effective as of October 26, 2004. The By-Laws are attached as Exhibit 99.10 hereto and are incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit 99.01	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, Inc., AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of October 26, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001.

Exhibit 99.02	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, Inc., AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of October 26, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.

Exhibit 99.03	Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001 (Exhibit 4.5 to AT&T Wireless Services, Inc.’s Registration Statement on Form S-1/ A (Commission file No. 333-59174), filed June 11, 2001).

Exhibit 99.04	First Supplemental Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of September 1, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001.

Exhibit 99.05	Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2001 (Exhibit 4.3 of AT&T Wireless Services, Inc.’s Form 10-Q for the quarterly period ended March 31, 2002).

Exhibit 99.06	First Supplemental Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of September 1, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.

Exhibit 99.07	Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless Services, Inc., Cingular Wireless LLC, Cingular Wireless Corporation, Links I Corporation, and solely with respect to certain sections thereof, SBC Communications, Inc. and BellSouth Corporation (incorporated by reference to Exhibit 99.1 to Form 8-K/A filed by Cingular Wireless LLC on February 18, 2004).

Exhibit 99.08	Certificate of Incorporation of AT&T Wireless Services, Inc.

Exhibit 99.09	Amendment to Certificate of Incorporation of AT&T Wireless Services, Inc.

Exhibit 99.10	By-Laws of AT&T Wireless Services, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CINGULAR WIRELESS SERVICES, INC.
	By:	/s/ Peter A. Richter
Peter A. Richter
Date: October 27, 2004		Chief Financial Officer (Principal Financial Officer)

EXHIBIT INDEX

Exhibit 99.01	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, Inc., AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of October 26, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001.

Exhibit 99.02	Second Supplemental Indenture by and among Cingular Wireless LLC, Cingular Wireless II, Inc., AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of October 26, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.

Exhibit 99.03	Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001 (Exhibit 4.5 to AT&T Wireless Services, Inc.’s Registration Statement on Form S-1/ A (Commission file No. 333-59174), filed June 11, 2001).

Exhibit 99.04	First Supplemental Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of September 1, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of March 6, 2001.

Exhibit 99.05	Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2001 (Exhibit 4.3 of AT&T Wireless Services, Inc.’s Form 10-Q for the quarterly period ended March 31, 2002).

Exhibit 99.06	First Supplemental Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association, dated as of September 1, 2004, to the Indenture between AT&T Wireless Services, Inc. and U.S. Bank National Association (as successor Trustee), dated as of April 11, 2002.

Exhibit 99.07	Agreement and Plan of Merger, dated as of February 17, 2004, by and among AT&T Wireless Services, Inc., Cingular Wireless LLC, Cingular Wireless Corporation, Links I Corporation, and solely with respect to certain sections thereof, SBC Communications, Inc. and BellSouth Corporation (incorporated by reference to Exhibit 99.1 to Form 8-K/A filed by Cingular Wireless LLC on February 18, 2004).

Exhibit 99.08	Certificate of Incorporation of AT&T Wireless Services, Inc.

Exhibit 99.09	Amendment to Certificate of Incorporation of AT&T Wireless Services, Inc.

Exhibit 99.10	By-Laws of AT&T Wireless Services, Inc.